EXHIBIT 10.01


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of July 12, 1999 among Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), the Century Class B Holders (as defined below) and Ms. Claire Tow ("Ms. Tow").
                                    RECITALS

         A. Adelphia, its wholly-owned subsidiary Adelphia Acquisition Subsidiary, Inc., a Delaware corporation ("Merger Sub"), and Century Communications Corp., a New Jersey corporation ("Century"), are parties to an Agreement and Plan of Merger, dated as of March 5, 1999 (the "Merger Agreement"), pursuant to which Century will merge (the "Merger") into Merger Sub on the terms and conditions provided therein.

         B. Pursuant to the Merger Agreement, the Century Class B Holders entered into a Voting Agreement, dated as of March 5, 1999 (the "Century Voting Agreement"), obligating them, on the terms and conditions therein set forth, to vote in favor of the Merger.

         C. The Century Class B Holders required, as a condition to their willingness to sign the Voting Agreement and to approve the Merger, that Adelphia grant certain registration and related rights to the Century Holders, all as provided herein.

         In consideration of the recitals above and the agreements and covenants contained in this Agreement, Adelphia and the Century Holders agree as follows:

         1. Definitions. The following capitalized terms have the following meanings:

                  "Adelphia" has the meaning set forth in the Parties paragraph.

                  "Adelphia Common Stock" means the Class A Adelphia Stock and the Class B Adelphia Stock.

                  "Adelphia Indemnified Parties" has the meaning set forth in
         Section 8(b).

                  "Agreement" has the meaning set forth in the Parties paragraph.

                  "Century" has the meaning set forth in the Recitals.

                  "Century Class B Holders" means the holders of the Class B Century Shares listed on Schedule A.

                  "Century Holders" means the Century Class B Holders, Ms. Tow and any other person holding Registrable Shares to whom the Registration Rights have been transferred in accordance with Section 11.

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                  "Century Holder Indemnified Parties" has the meaning set forth in Section 8(a).

                  "Century Voting Agreement" has the meaning set forth in the Recitals.

                  "Class A Adelphia Stock" means the Class A Common Stock, par value $0.01 per share of Adelphia.

                  "Class B Adelphia Stock" means the Class B Common Stock, par value $0.01 per share of Adelphia.

                  "Class B Century Shares" means the outstanding shares of Class B Common Stock, par value $0.01 per share of Century.

                  "Commission" means the Securities and Exchange Commission.

                  "Demand Request" has the meaning set forth in Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Indemnified Parties" has the meaning set forth in
         Section 8(b).

                  "Merger" has the meaning set forth in the Parties paragraph.

                  "Merger Agreement" has the meaning set forth in the Parties paragraph.

                  "Merger Sub" has the meaning set forth in the Parties paragraph.

                  "Misstatement" means an untrue statement of a material fact or an omission to state a material fact required to be stated in a registration statement or prospectus or necessary to make the statements in a registration statement, prospectus or preliminary prospectus not misleading.

                  "Register", "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

                  "Registrable Shares" includes (i) all shares of Class A Adelphia Stock issued to the Century Holders pursuant to the Merger Agreement and (ii) all securities of Adelphia or any other entity issued as a dividend or other distribution with respect to, or in exchange or replacement of any such shares. Any Registrable Shares will cease to be Registrable Shares to the extent (x) a registration statement with respect to the sale of such Registrable Shares has become effective under the Securities Act and such Registrable Shares have been disposed of in accordance with such registration statement;
         (y) such Registrable Shares have been sold to the public pursuant to Rule 144 or any successor provision under the Securities Act; or (iii) such Registrable Shares shall have ceased to be outstanding.

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                  "Registration Rights" means the rights to registration of
         securities provided in Section 2 and Section 3.

                  "Rigas Shareholders" means Dorellenic, Ionian Communications, L.P., Syracuse Hilton Head Holdings, L.P., Highland Holdings, John J. Rigas, Doris N. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas, Ellen K. Rigas (Mrs. Peter Venetis), any of their respective spouses, estates or lineal descendants, any trust created by or for the benefit of any such persons or, while and to the extent they are serving in such capacity, the executors, administrators or personal representatives of such persons, and any corporation, partnership or other entity owned or controlled by one or more of the Rigas Shareholders.

                  "Securities Act" means the Securities Act of 1933, as amended.

         2.       Demand Registration.

         (a) Upon receipt of a written request (a "Demand Request") (specifying that it is being made pursuant to this Section 2) from any Century Holder that Adelphia file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the Registrable Shares that are the subject of such request, Adelphia will file a registration statement under the Securities Act covering such Registrable Shares. Adelphia will register all Registrable Shares that the Century Holders have requested be registered on a form that is appropriate for the sale of the Registrable Shares in accordance with the method or methods of distribution specified by the Century Holders. Adelphia will not be obligated to file a registration statement pursuant to this Section 2(a) unless the proposed aggregate public offering price of the securities to be included in such registration statement is at least $10,000,000.

         (b) Notwithstanding the provisions of Section 2(a), Adelphia's obligation to file such a registration statement shall be deferred for up to two
(2) periods not to exceed forty-five (45) days each from the time periods set forth in Section (4b) if Adelphia furnishes to such Century Holder(s) within 10 days after Adelphia receives a Demand Request pursuant to Section 2(a) a certificate signed by the President or Chief Executive Officer of Adelphia stating that, in the reasonable determination of the Board of Directors of Adelphia, there exist circumstances not yet disclosed to the public that would be required to be disclosed in a registration statement filed pursuant to
Section 2(a) and the disclosure of which would be materially harmful to Adelphia or its stockholders. Adelphia's right to defer filing of a registration statement pursuant to this Section 2(b) may be exercised only twice as provided above with respect to any demand for registration under this Section 2.

         (c) Adelphia will be obligated pursuant to Section 2(a) to effect only two registrations for each registered Century Holder of Registrable Shares on the date hereof and each of their respective transferees. Any request for registration under Section 2(a), at the discretion of the Century Holder(s) making such request, may be for a firmly underwritten public offering to be managed by an underwriter or underwriters of recognized national standing

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selected by such Century Holders, subject to the approval of the Board of
Directors of Adelphia, which approval will not be unreasonably withheld.

         3.       Piggy-back Registration.

         (a) If at any time Adelphia determines to register any shares of its capital stock under the Securities Act on a form that also would permit the registration of the Registrable Shares (other than a registration statement on Form S-4 or Form S-8), Adelphia promptly will, each such time, give the Century Holders written notice of such determination at least 30 days before the anticipated filing date of such registration statement. Upon the written request of any Century Holder given within 20 calendar days after the delivery of any such notice by Adelphia, Adelphia will include in such registration statement all of the Registrable Shares that such Century Holder has requested to be registered.

         (b) Adelphia may decline to file a registration statement after giving notice to the Century Holders pursuant to Section 3(a), or withdraw a registration statement after filing and after such notice but prior to the effectiveness thereof. In any such event; Adelphia promptly will notify the Century Holders of any such action and will bear all expenses incurred by any Century Holder in connection with such withdrawn registration statement.

         (c) In connection with any registration of securities by Adelphia subject to this Section 3 in connection with a firm commitment underwriting, Adelphia will not be required to include any Registrable Shares of any Century Holder in such underwriting unless such Century Holder accepts the terms of the underwriting as agreed upon between Adelphia and the underwriters selected by it, so long as the underwriting agreement is in customary form. If, in the reasonable judgment of the managing underwriter of such firm commitment underwriting expressed in a written opinion to the Century Holders, the inclusion of all of the Registrable Shares requested to be registered would interfere with the successful marketing of shares in such underwriting, the number of Registrable Shares to be included in the firm commitment underwriting will be reduced to such smaller number (but in no event less than 20% of the securities in such underwriting, except to the extent provided in clause (ii) of the next sentence) as, in the reasonable judgment of the underwriters, will not interfere with the successful marketing of shares in such underwriting. In such event, shares will be selected for participation in such offering in the following priority (giving effect to the immediately preceding parenthetical):
(i) first, the shares of capital stock that Adelphia proposes to sell for its own account; and (ii) second, the Registrable Shares requested to be included (to be allocated pro rata among such Century Holders requesting such registration based upon the number of Registrable Shares owned by such Century Holders, pro rata among Century Holders and any third party on the basis of the number of shares requested to be included in such registration by each such Century Holder(s) or other party).

         4.       Obligations of Adelphia.

         (a) Whenever Adelphia is required to register Registrable Shares under
Section 2 or Section 3, Adelphia will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended plan of distribution thereof.

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         (b) As soon as practicable (and in no event later than 60 days from the date of receipt of a Demand Request), Adelphia will prepare and file with the Commission a registration statement with respect to such Registrable Shares. Adelphia will use its best efforts to cause such registration statement to become effective at the earliest possible time (and in no event later than 120 days from the date of receipt of a Demand Request) and remain continuously effective until the earlier to occur of (i) the date that is nine months from the date such registration statement was declared effective or (ii) the date the last of the Registrable Shares covered by such registration statement have been sold. Adelphia will furnish to the Century Holders of the Registrable Shares covered by such registration statement and any underwriter draft copies of the registration statement and prospectus and any amendment or supplement thereto at least 48 hours prior to filing. Adelphia will not file any such registration statement, prospectus, amendment or supplement to which such Century Holders or the underwriters reasonably object.

         (c) As expeditiously as possible, Adelphia will prepare and file with the Commission such pre-effective and post-effective amendments to the registration statement, and such supplements to the prospectus, as may be requested by any Century Holder of Registrable Shares covered by such registration statement or any underwriter of Registrable Shares or as may be required by the Securities Act, the Exchange Act or the rules and regulations thereunder to keep the registration statement effective until all Registrable Shares covered by such registration statement are sold in accordance with the intended plan of distribution.

         (d) As expeditiously as possible, Adelphia will notify the Century Holders of Registrable Shares included in any offering subject to this Section 4:

                  (1) when the registration statement and any amendment thereto has been filed, when the prospectus or any supplement thereto has been filed and when the registration statement or any post-effective amendment thereto has become effective,

                  (2) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information,

                  (3) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose,

                  (4) if at any time the representations and warranties of Adelphia contemplated by Section 4(m)(1) cease to be accurate in all material respects,

                  (5) of the receipt by Adelphia of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                  (6) of the existence of any fact that causes the registration statement, the prospectus or any document incorporated therein by reference to contain a Misstatement.

         (e) Adelphia will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the registration statement.

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         (f) Adelphia will furnish to each selling Century Holder of Registrable
Shares and the managing underwriter, without charge, at least one conformed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and as many copies of each preliminary prospectus and prospectus as such persons reasonably may request.

         (g) Prior to any public offering of Registrable Shares, Adelphia will register or qualify, or cooperate with the selling Century Holders of Registrable Shares, any underwriters and their respective counsel in connection with the registration or qualification of, such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Century Holder of Registrable Shares or underwriters may designate.

         (h) Adelphia will cooperate with the selling Century Holders and any underwriter to facilitate the timely preparation and delivery of certificates representing the Registrable Shares, without restrictive legends in the case of Registrable Shares actually being sold under a registration statement or pursuant to Rule 144(k) promulgated under the Securities Act, and will cause such Registrable Shares to be in such denominations and registered in such names as any underwriter may request at least two business days prior to any sale of Registrable Shares.

         (i) Adelphia will use its best efforts to cause the Registrable Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Shares.

         (j) If the registration statement or the prospectus contains a Misstatement, Adelphia promptly will prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain a Misstatement; provided, that Adelphia shall not be required to update, pursuant to this Section 4(j), any such document during a period where Adelphia shall, in good faith and using reasonable business judgment and based upon the advice of outside counsel, believe that the premature disclosure of any event or information would have a material effect on Adelphia, provided further that Adelphia shall comply in all respects with the Securities Act and the Exchange Act, together with all applicable rules and regulations of the Commission promulgated thereunder and all applicable state securities laws and regulations. Each Century Holder agrees that, upon receipt of any such notice from Adelphia of the happening of any event during the period in which a registration statement or the related prospectus contains a Misstatement (which advice shall be accompanied by a written instruction to suspend the use of the prospectus until the requisite changes have been made), such Century Holder will forthwith discontinue disposition of Registrable Shares pursuant to such registration statement until such Century Holder's receipt of the copies of the supplemented or amended prospectus, and, if so directed by Adelphia, such Century Holder will deliver to Adelphia all copies in its possession, other than permanent file copies then in such Century Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice, provided that

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the time period set forth in Section 4(b)(i) shall be extended for any period in which the Century Holder is prevented from disposing of his or her Registrable Shares pursuant to this Section 4(j).

         (k) Adelphia will cause all Registrable Shares covered by the registration statement to be listed on any national securities exchange or authorized for quotation on the Nasdaq National Market prior to the time of first sale of such Registrable Shares if requested by the Century Holders of a majority of such Registrable Shares or any underwriter.

         (l) Adelphia will provide a CUSIP number for all Registrable Shares not later than the effective date of the Registration Statement.

         (m) Adelphia will enter into such agreements, including an underwriting agreement in customary form, and will take such action as may be necessary or advisable in order to facilitate the disposition of such Registrable Shares, including:

                  (1) making representations and warranties to the selling Century Holders and any underwriters in substance and scope customarily made by issuers to underwriters in primary underwritten offerings;

                  (2) obtaining opinions of counsel to Adelphia, reasonably satisfactory to any underwriter and the selling Century Holders, addressed to each selling Century Holder and any underwriter, and covering the matters customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as reasonably may be requested by such Century Holders or underwriters;

                  (3) obtaining "cold comfort" letters and updates thereof from Adelphia's independent certified accountants addressed to the selling Century Holders and any underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with the primary underwritten offerings;

                  (4) causing any underwriting agreement to include the indemnification and contribution provisions and procedures of Section 8 with respect to all parties to be indemnified pursuant to Section 8 or, with respect to the indemnification of any underwriters, such similar indemnification and contribution provisions as such underwriters customarily require; and

                  (5) delivering such documents and certificates as reasonably may be requested by the Century Holders of a majority of Registrable Shares being sold and any managing underwriter to evidence compliance with Section 4(m)(1) and with any customary conditions contained in the underwriting agreement or other agreement entered into by Adelphia.

Each of the actions to be taken under this Section 4(m) will be taken at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Century Holders of a majority of Registrable Shares being sold.
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         (n) Adelphia will make available for inspection by representatives of the selling Century Holders, any underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by the selling Century Holders or any such underwriter, all financial and other records and pertinent corporate documents and properties of Adelphia, and will cause its officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant.

         (o) Adelphia otherwise will use its best efforts to comply with all applicable rules and regulations of the Commission.

         5. Obligations of Century Holders. The Century Holders will furnish to Adelphia such information regarding them, the Registrable Shares held by them and the intended method of disposition of such Registrable Shares as Adelphia reasonably may request and as shall be required in connection with the action to be taken by Adelphia.

         6. Expenses of Registration. All expenses incurred in connection with any registration pursuant to Section 2 or Section 3, including all registration and qualification fees, printers' and accounting fees and reasonable fees and disbursements of counsel for Adelphia, but not including fees and disbursements of counsel for the selling Century Holders, will be paid by Adelphia.
The selling Century Holders will pay the fees and disbursements of their counsel.

         7. Lockup. (a) In consideration for Adelphia agreeing to its obligations under this Agreement, each Century Holder agrees in connection with any registration of Adelphia's securities, upon the request of Adelphia or the underwriters managing any underwritten offering of Adelphia's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Shares (other than (i) those included in the registration in question and (ii) sale transactions not involving a public offering, provided that the transferee of such Century Holder as a condition thereto and in connection therewith, agrees to be bound by and joins in this
Section 7), without the prior written consent of Adelphia or such underwriters, as the case may be, for such period of time not to exceed 90 days from the effective date of such registration as Adelphia or the underwriters may specify. The restrictions under this Section 7 shall be conditioned upon an understanding that the Rigas Shareholders will be similarly restricted during any such period. During any period that sales of Registrable Shares by the Century Holder are restricted under this Section 7, Adelphia will give written notice to the Century Holder as soon as the restrictions on sale terminate. Adelphia hereby agrees to give Century Holders among other things written notice of the filing of a registration statement for a proposed underwritten offering to which the restrictions in this Section 7 could apply if so requested.

         (b) Notwithstanding Section 7(a) of this Agreement or comparable provisions of any other agreement, whether now existing or hereafter entered into, to which Adelphia, the Century Holders or any of the Rigas Shareholders (or any of their respective affiliates) may be a party (i) Adelphia agrees that it will not request, and will not permit the underwriters managing any underwritten offering of Adelphia's securities to request, and (ii) each of the Century Holders agrees that it will not agree to, and will not permit the Rigas Shareholders to agree to, any restriction of the type described in Section 7(a) which could, under any circumstances restrict the ability of any of the Century

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Holders to sell any Registrable Shares. If, despite the foregoing sentence, any person shall assert that any Century Holder is or may be restricted in its ability to sell any of the Registrable Shares as a result of restrictions of the type described in Section 7(a) (or comparable provisions of other agreements as described in the foregoing sentence), Adelphia hereby irrevocably consents, and agrees to cause any underwriter managing any underwritten offering of Adelphia's securities to irrevocably consent in writing, to such sale or sales.

         (c) Nothing in this Section 7 shall be deemed to imply or constitute an admission that sales of Registrable Shares by any Century Holder are intended to be or would be subject to the restrictions set forth in Section 7(a) of this Agreement or comparable provisions of any other agreement, whether now existing or hereafter entered into, to which Adelphia, the Century Holders or any of the Rigas Shareholders (or any of their respective affiliates) may be a party.

         8.       Indemnification.

         (a) Adelphia will indemnify and hold harmless each Century Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for the Century Holders and each person, if any, who controls such Century Holder or underwriter within the meaning of the Securities Act (the "Century Holder Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which any Century Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based on (i) any Misstatement in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of any violation by Adelphia of any rule or regulation promulgated under the Securities Act or Exchange Act relating to action or inaction required of Adelphia in connection with any such registration, or (ii) any claim that a sale of Registrable Shares by any Century Holder is in violation of Section 7(a). Adelphia will reimburse each such Century Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this
Section 8(a) shall not apply: (i) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Adelphia (which consent will not be unreasonably withheld); or
(ii) to any such loss, claim, damage, liability or action incurred by any Century Holder Indemnified Party to the extent that it (A) arises out of or is based upon a Misstatement made in connection with such registration statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Century Holder Indemnified Party, or (B) arises out of any violation by such Century Holder Indemnified Party of any rule or regulation promulgated under the Securities Act or the Exchange Act relating to action or inaction required of such Century Holder Indemnified Party in connection with any such registration. This indemnity will be in addition to any liability that Adelphia otherwise may have.

         (b) Each Century Holder requesting or joining in a registration will indemnify and hold harmless Adelphia, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Adelphia within the meaning of the Securities Act, and each agent and any underwriter for Adelphia (within the meaning of the Securities Act) (the "Adelphia Indemnified Parties" and, together with the Century Holder Indemnified

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Parties, the "Indemnified Parties") against any losses, claims, damages or liabilities to which any Adelphia Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any Misstatement in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, in each case to the extent, but only to the extent, that such Misstatement or alleged Misstatement was made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished by such Century Holder expressly for use in connection with such registration, or (ii) arise out of any violation by such Century Holder of any rule or regulation promulgated under the Securities Act or the Exchange Act relating to action or inaction required of such Century Holder in connection with any such registration. Each such Century Holder will reimburse any legal or other expenses reasonably incurred by such Adelphia Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Century Holder (which consent shall not be unreasonably withheld). This indemnity will be in addition to any liability which each Century Holder otherwise may have.

         (c) If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party under Section 8(a) or Section 8(b) in respect of any losses, claims, damages or liabilities referred to therein, each indemnifying party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the losses, claims, damages, or liabilities referred to above shall be deemed to include, subject to the limitations set forth in
Section 8(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The relative fault of the Indemnified Party on the one hand and of the indemnifying party on the other will be determined by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by the Indemnified Party or the indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement. Adelphia and the Century Holders agree that it would not be just and equitable if contribution pursuant to this
Section 8(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. No Century Holder Indemnified Party shall be required to contribute any amount in excess of the amount by which (i) the total price at which the securities that were sold by such Century Holder Indemnified Party exceeds (ii) the amount of any damages which such Century Holder Indemnified Party otherwise has been required to pay by reason of such Misstatement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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         (d) Any person entitled to indemnification hereunder will: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and the indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. An indemnifying party who is not entitled or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Parties with respect to such claim. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Party under this Section 8, but the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any Indemnified Party otherwise than under this Section 8.

         9. Termination of Adelphia's Obligations. Adelphia will have no obligation pursuant to Section 2 or Section 3 with respect to any request or requests made by a Century Holder more than five years after the Effective Time.

         10. Reports Under the Exchange Act. With a view to making available to the Century Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may permit a Century Holder to sell securities of Adelphia to the public without registration, Adelphia will use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of Adelphia under the Securities Act and the Exchange Act; and

                  (c) furnish to any Century Holder forthwith upon request (i) a written statement by Adelphia that it has complied with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Adelphia and (iii) such other reports and documents so filed by Adelphia as reasonably may be requested in availing any Century Holder of any rule or regulation of the Commission permitting the selling of any such securities without registration.

         11. Transfer of Rights. The registration rights of the Century Holders under Section 2 and Section 3 may be transferred to any transferee or devolve upon any person who is (i) a nominee or descendant of such Century Holder or a trust (including any subtrusts thereof) of which such Century Holder is the Trustor so long as the beneficial owner of the Registrable Shares being transferred is the Trustor or any relative of the Trustor or any charitable foundation or other eleemosynary institution or charitable remainder trusts,
(ii) the beneficial owner of any Century Holder which is a trust, (iii) an entity controlled by such Century Holder, (iv) a shareholder or partner, as the case may be, of any Century Holder, (v) a bona fide purchaser for value from

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

such Century Holder of Adelphia Common Stock having a market value at the time of sale of more than $10,000,000, (vi) charitable donees or family donees, (vii) a beneficial owner of an existing trust and otherwise to third parties for estate planning or similar purposes. Adelphia will be given written notice by the Century Holder at the time of any transfer stating the name and address of any transferee and identifying the securities with respect to which the rights hereunder are being transferred.

         12. No Inconsistent Agreements. Adelphia will not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Century Holders in this Agreement or otherwise conflicts with the provisions hereof.

         13. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of Adelphia and at least the Century Holders of a majority of the Registrable Shares.

         14. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier or air courier guaranteeing overnight delivery:

                  (a) if to a Century Holder, at the most current address given by such Century Holder to Adelphia in accordance with the provisions hereof, which address at the date hereof is set forth on Schedule A; and

                  (b)      if to Adelphia, at:

                  Adelphia Communications Corporation
                  Attn: Jake Kane and Collin Higgin
                  Main at Water Street
                  Coudersport, PA 16915

                  with copies to:

                  Buchanan Ingersoll Professional Corporation
                  20th Floor, 301 Grant Street
                  Pittsburgh, PA 15219
                  Attn:  Bruce Booken and Carl E. Rothenberger, Jr.

         All such notices and communications shall be deemed to have been dully given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Adelphia will promptly provide a list of the most current addresses of the Century Holders of Registrable Shares given to it in accordance with the provisions hereof to any such Century Holder for the purpose of enabling such Century Holder to communicate with other Century Holders in connection with this Agreement.

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

         14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors (and any entity controlling such successors) and assigns of each of the parties.

         15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

         17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         18. Forms. All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

         19. Entire Agreement. This Agreement is intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


ADELPHIA COMMUNICATIONS CORPORATION



By:  /s/ Timothy Rigas
Name: Timothy Rigas
Title:
CENTURY HOLDERS


THE CLAIRE TOW TRUST


By:  /s/ Leonard Tow
Leonard Tow, Trustee


By:  /s/ Clair Tow
Claire Tow, Trustee


By:  /s/ David Z. Rosensweig
David Z. Rosensweig, Trustee:
Title:


THE TRUST CREATED BY CLAIRE TOW UNDER DATE OF DECEMBER 10, 1979


By:  /s/ David Z. Rosensweig
David Z. Rosensweig, Trustee


LEONARD TOW

/s/ Leonard Tow


CLAIRE TOW

/s/ Clair Tow


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



                                   SCHEDULE A
                             CENTURY CLASS B HOLDERS

Leonard Tow
160 Lantern Ridge Road
New Canaan, CT 06840
Telephone:  203-966-0931
Facsimile:  203-972-2821

Trust dated December 10, 1979 by Claire
Tow as Grantor
160 Lantern Ridge Road
New Canaan, CT 06840
Telephone:  203-966-0931
Facsimile:  203-972-2821

The Claire Tow Trust, created under date of July 1973 by Leonard Tow as Grantor
160 Lantern Ridge Road
New Canaan, CT 06840
Telephone:  203-966-0931
Facsimile:  203-972-2821

in each case with copies to:

Leavy, Rosensweig & Hyman
11 East 44th Street
New York, NY 10017
Telephone:  212-983-0400
Facsimile:  212 983-2537
Attention:  David R. Rosensweig

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